UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2018

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On January 30, 2018, Super Micro Computer, Inc. (the “Company” or “Super Micro”) issued a press release announcing preliminary financial information for the quarter ended December 31, 2017. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and is not to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company announced the appointment of Kevin Bauer, as the Company’s Senior Vice President and Chief Financial Officer (“CFO”), effective January 30, 2018. Mr. Bauer, 58, has served as the Company’s Senior Vice President, Corporate Development and Strategy since January 2017. Prior to joining Super Micro, Mr. Bauer was the Senior Vice President and Chief Financial Officer of Pericom Semiconductor Corporation from February 2014 until its sale to Diodes Inc. in November 2015 and, thereafter, assisted Diodes with the integration of Pericom until November 2016. Prior to that he was Chief Financial Officer of Exar Corporation from June 2009 through December 2012, Corporate Controller from August 2004 to June 2009 and Operations Controller from February 2001 to August 2005. Mr. Bauer received an MBA from Santa Clara University and a BS in Business Administration from California Lutheran University.

There are no arrangements or understandings between Mr. Bauer and any other persons in connection with his appointment. There are no family relationships between Mr. Bauer and any director or executive officer of the Company, and Mr. Bauer is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company issued a press release announcing Mr. Bauer’s appointment, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The Company also announced that Wally Liaw, Sr. Vice President of International Sales, Phidias Chou, Sr. Vice President, Worldwide Sales and Howard Hideshima, Senior Vice President and Chief Financial Officer, have resigned, effective January 30, 2018. Mr. Liaw has also resigned as a member of the Board of Directors of the Company (the “Board”), effective January 30, 2018. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release entitled “Supermicro® Announces Second Quarter Fiscal 2018 Preliminary Financial Information; Management Changes” dated January 30, 2018.
99.2	Press Release entitled “Supermicro® Announces the Appointment of Kevin Bauer as Chief Financial Officer” dated January 30, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: January 30, 2018	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

Exhibit Index

Exhibit Number	Description

99.1	Press Release entitled “Supermicro® Announces Second Quarter Fiscal 2018 Preliminary Financial Information; Management Changes” dated January 30, 2018.
99.2	Press Release entitled “Supermicro® Announces the Appointment of Kevin Bauer as Chief Financial Officer” dated January 30, 2018.